UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2021
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ModivCare Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6900 Layton Avenue, 12th Floor Denver, Colorado		80237
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 728-7030

N/A
(Former name or former address, if changed since last report)
______________________

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MODV	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.          Entry into a Material Definitive Agreement

On July 25, 2021, ModivCare Inc., a Delaware corporation (“ModivCare”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Care Finders Total Care LLC, a Delaware limited liability company (“CFTC”), Socrates Health Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of ModivCare (“Parent”), Saints Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Merger Sub”), and Shareholder Representative Services LLC, solely in its capacity as the representative of the merger participants thereunder. The Merger Agreement provides that, subject to the terms and conditions set forth therein, Merger Sub will merge with and into CFTC (the “Merger”), with CFTC surviving the Merger and becoming a wholly-owned subsidiary of Parent. Capitalized terms used but not defined in this Current Report on Form 8-K will have the meaning given to such terms in the Merger Agreement.

Subject to certain adjustments, including adjustments based on a determination of net working capital, cash, transaction expenses and indebtedness, as provided in the Merger Agreement, and the terms and conditions of the Merger Agreement, the aggregate purchase price to be paid for CFTC at the closing is $340,000,000.

The Merger Agreement contains customary representations, warranties and covenants of CFTC, ModivCare, Parent and Merger Sub. The consummation of the transactions contemplated by the Merger Agreement is subject to customary conditions, including (among others) (i) the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (ii) the delivery by the CFTC of certain notices under certain of the CFTC’s health care licenses; (iii) the absence of any law of any governmental body that enjoins, restrains, conditions, makes illegal or otherwise prohibits the consummation of the transactions contemplated by the Merger Agreement or certain ancillary agreements thereto; (iv) the accuracy of the parties’ representations and warranties (subject to customary materiality qualifiers); (v) the entry by CFTC and Parent into an escrow agreement as contemplated and agreed to under the Merger Agreement; (vi) receipt by Parent of payoff letters with respect to CFTC’s outstanding indebtedness for borrowed money; (vii) receipt by Parent of restrictive covenant agreements and release agreements from certain of the equityholders, warrantholders and members of management of CFTC; (viii) the compliance by the parties with their respective covenants, obligations and agreements under the Merger Agreement (subject to customary materiality qualifiers); and (ix) delivery by CFTC of members consents from the holders of at least 75% of the Class A Common Units of CFTC adopting and approving the Merger Agreement and the Merger, and agreeing to take certain other actions in support the transactions contemplated thereby.

The Merger Agreement also provides that CFTC and/or Parent may terminate the Merger Agreement under certain circumstances, including: (i) by mutual written consent of the parties; (ii) by Parent if CFTC fails to deliver within six hours of execution of the Merger Agreement written consents executed by the holders of at least 75% of the Class A Common Units of CFTC adopting and approving the Merger Agreement and the related transactions, including the Merger; (iii) by either party if the closing shall not have occurred on or before November 22, 2021; or (iv) by either party for certain material breaches of the Merger Agreement that are not cured. The Merger Agreement also provides that each party to the Merger Agreement is entitled to specific performance in the event of any failure to perform or breach of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 and is incorporated by reference into this report.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about ModivCare, Parent, CFTC, Merger Sub or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement (i) were made by the parties thereto only for purposes of that agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the Merger Agreement; (iii) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (such disclosures include information that has been included in public disclosures, as well as additional non-public information); (iv) may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and (v) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of ModivCare, Parent, CFTC, Merger Sub or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ModivCare’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the ModivCare that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that are filed with the Securities and Exchange Commission (the “SEC”).

Item 7.01.          Regulation FD Disclosure.

On July 26, 2021, ModivCare issued a press release announcing the execution of the Merger Agreement. A copy of the press release is being furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On July 26, 2021, in connection with a conference call to discuss the Merger and its related transactions, ModivCare posted an investor presentation to its website. A copy of the investor presentation is being furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Current Report shall not be incorporated by reference in any filing with the SEC made by ModivCare, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

2.1*
Agreement and Plan of Merger, dated as of July 25, 2021, by and among Care Finders Total Care LLC, ModivCare Inc., Socrates Health Holdings, LLC, Saints Merger Sub, LLC, and Shareholder Representative Services LLC.

99.1	Press Release issued by ModivCare Inc. on July 26, 2021.

99.2	Investor Presentation dated July 26, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*          Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules and exhibits are contained within the Merger Agreement. ModivCare hereby agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIVCARE INC.
Date: July 26, 2021	By:	/s/ Jonathan B. Bush
	Name:	Jonathan B. Bush
	Title:	Senior Vice President, General Counsel & Secretary